Asset Retirement Obligation	12 Months Ended
Dec. 31, 2016
Asset Retirement Obligation [Abstract]
ASSET RETIREMENT OBLIGATION

27. ASSET RETIREMENT OBLIGATIONS

AROs mostly relate to the reclamation of land at the thermal, hydro and combustion turbine sites; and the disposal of polychlorinated biphenyls in transmission and distribution equipment and a pipeline site. Certain hydro, transmission and distribution assets may have additional ARO that cannot be measured as these assets are expected to be used for an indefinite period and, as a result, a reasonable estimate of the fair value of any related ARO cannot be made.

The change in ARO for the years ended December 31 is as follows:

millions of Canadian dollars	2016	2015
Balance, January 1	$109	$106
Additions (1)	48	-
Additions due to acquisition	9	-
Liabilities settled	(2)	(2)
Accretion included in depreciation expense	7	8
Accretion deferred to regulatory asset (included in property, plant and equipment)	(2)	(8)
Other	1	5
Balance, December 31	$170	$109
(1) Tampa Electric produces ash and other by-products known as coal combustion residuals ("CCRs") at its Big Bend and Polk power stations. The 2016 additions to ARO are to achieve compliance with the EPA's CCR rule, which contains design and operating standards for CCR management units. In 2016, the FPSC approved Tampa Electric's proposed CCR compliance program for cost recovery through the Environmental Cost Recovery Clause. However, additional petitions will be submitted for recovery of future project expenses based on engineering studies currently being performed.

As at December 31, 2016 and 2015, some of the Company’s transmission and distribution assets may have additional conditional ARO which are not recognized in the financial statements as the fair value of these obligations could not be reasonably estimated, given there is insufficient information to do so. Management will continue to monitor these obligations and a liability will be recognized in the period in which an amount becomes determinable.